Exhibit 32

Certification of periodic report

pursuant to section 906 of the sarbanes-oxley act of 2002

I, David Harlow, Chief Executive Officer and Kevin Lawrence, Chief Financial Officer of BancFirst Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2022 (the “Form 10-Q”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)
The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2022

/s/ David Harlow
David Harlow
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Kevin Lawrence
Kevin Lawrence
Executive Vice President
and Chief Financial Officer
(Principal Financial Officer)